UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant           [X]

Filed by a Party other than the Registrant            [ ]


Check the appropriate box:

    [ ]  Preliminary Proxy Statement     [ ]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

    [ ]  Definitive Proxy Statement

    [ ]  Definitive Additional Materials

    [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            THE YACKTMAN FUNDS, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
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                  applies:

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                  computed purs han ct 0- set th amount on ( which the filing
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                  Exc ge A Rule 11 ( for the

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    [ ]  Fee paid previously with preliminary materials:
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    [ ]  Check box if any part of the fee is offset as provided by Exchange Act
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         was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


Explanatory Note: This press release does not constitute a solicitation of proxies for any meeting of the Funds' stockholders. Any such solicitation will be made only pursuant to proxy materials complying with the requirements of
Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                              THE COMMITTEE OF THE
                              INDEPENDENT DIRECTORS
                           OF THE YACKTMAN FUNDS, INC.


                                  LEAD DIRECTOR
                              STANISLAW MALISZEWSKI
                                  312-444-1919


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Chicago, Illinois, September 25, 1998. On September 25, 1998, the Committee of
the Independent Directors, who are the outside unaffiliated directors of The Yacktman Funds, Inc., sent the attached letter to Arthur Levitt, Chairman of the Securities and Exchange Commission. The Independent Directors of The Yacktman Funds, Inc. take their responsibilities under the Investment Company Act of 1940 very seriously.

For further information, contact the Lead Director, Stanislaw Maliszewski at 312-444-1919.

                                            September 25, 1998



The Honorable Arthur Levitt
Chairman
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549-1004

Dear Chairman Levitt:

         We are writing to you in our capacity as the Independent Directors of The Yacktman Funds, Inc. (the "Funds"), with regard to the preliminary proxy statement filed with the Commission by Yacktman Asset Management, Inc. (the "Adviser"), on September 18, 1998.

         Over the last year, the Directors of the Funds who are not interested persons (Messrs. Hanson, Maliszewski, and Upton), along with a Director who was formerly an employee of the Adviser (Mr. Carlson) (collectively, the "Independent Directors"), have raised serious questions with the Adviser regarding the management of the Funds and the capabilities of the Adviser. These questions raised issues such as an apparent deviation in investment technique, the appropriate use of derivatives, violations by certain employees of the Adviser of the Funds' Code of Ethics, the management of the Funds' portfolios by individuals other than those named in the prospectus, and the depth and experience of investment management personnel employed by the Adviser. Unfortunately, the atmosphere in which these issues were raised and discussed has deteriorated into one of adversity and distrust. In June, the Adviser terminated the employment of Mr. Carlson and had him escorted from its premises by the Chicago Police. Mr. Carlson thereafter resigned from his positions as Vice President and Secretary of the Funds, although he continued to serve as a Director of the Funds.

         On September 15, 1998, the Adviser delivered a letter to the Independent Directors (a copy of which is enclosed herewith), in which the Directors were given a choice of resigning or facing a proxy solicitation to replace them as Directors with a slate of individuals proposed by the Adviser. In the letter, the Adviser made the following statement:

                  Yacktman Asset Management Co. has already spent a lot of money in preparing this proxy solicitation and is prepared to spend whatever

Mr. Arthur Levitt
September 25, 1998
Page 2


                  it takes to make the solicitation successful. Any attempt by you to use Fund resources to perpetuate yourselves in office, whether by engaging in a counter-solicitation or taking any other action to contest our solicitation, would not only be a breach of your fiduciary duties but also a violation of Rule 17d-1 under the Investment Company Act. We are prepared to immediately pursue all legal remedies at our disposal. You should be aware that any resulting litigation would not be covered by the Funds' D&O insurance.

         The Independent Directors refused to resign, and the Adviser filed the preliminary proxy statement with the Commission, a document which we believe contains a number of material misstatements and omissions and is false and misleading.

         On September 22, 1998, the Committee of the Independent Directors called a meeting of the Board at which the officers of the Funds were removed. In their place, Mr. Carlson was elected as President, Secretary, and Treasurer of the Funds. The Board also dismissed the firm of Foley & Lardner and retained the firm of Vedder, Price, Kaufman & Kammholz to act as counsel to the Funds. Gardner, Carton & Douglas was retained as counsel to the Committee of Independent Directors. Finally, the Board resolved that the call for a meeting of shareholders which accompanied the September 15 letter from the Adviser was invalid or, if not invalid, was revoked.

         Throughout the course of these events, we, the Independent Directors, have attempted to fulfill our responsibilities as "watchdogs for the shareholders" by expressing our concerns about matters which Congress and the Commission have told us we must oversee. We believe that the thinly-veiled threats made by the Adviser, first, to resign or face a proxy solicitation, and second, to permit the proxy solicitation to proceed uncontested or face personal financial ruin, constitutes an attempt by the Adviser to control the non-interested directors of the Funds. As such, we further believe that these actions constitute a breach of the Adviser's fiduciary duty to the Funds in violation of Section 36(a) of the Investment Company Act of 1940. Therefore, we respectfully request that the Commission take whatever action, including making a request for an injunction estopping the

Mr. Arthur Levitt
September 25, 1998
Page 3

solicitation of proxies by the Adviser, as the Commission may find necessary to ameliorate this breach of fiduciary duty by the Adviser and to prevent this tactic from exerting an undue chilling effect over not only the Independent Directors, but non-interested directors to investment companies throughout the industry.


         /s/ Jon D. Carlson                  /s/ Stanislaw Maliszewski
         ------------------------------      ------------------------------
         Jon D. Carlson                      Stanislaw Maliszewski


         /s/  Thomas R. Hanson               /s/ Stephen E. Upton
         ------------------------------      ------------------------------
         Thomas R. Hanson                    Stephen E. Upton


cc: David A. Sturms, Esq. (Vedder, Price, Kaufman & Kammholz) Paul H. Dykstra, Esq. (Gardner, Carton & Douglas)
            Mr. Barry P. Barbash (Securities and Exchange Commission) Mr. Barry Miller (Securities and Exchange Commission)

YACKTMAN
Asset Management
       Suite 1925-303 West Madison Street-Chicago, Illinois 60606-(312)201-1200

                                                              David A. Yacktman
                                                                      President
                                                                 (312) 201-9478

September 15, 1998

Jon Carlson
Thomas Hanson
[X]Stanislaw Maliszewski
Stephen Upton

Gentlemen:

As President of The Yacktman Funds, Inc. and in accordance with its bylaws, I have called a special meeting of the stockholders of The Yacktman Funds, Inc. for the purpose, among other things, of removing you as directors of the Funds. A copy of the formal action I took is attached.

Yacktman Asset Management Co. intends to solicit proxies in support of the motion to remove you as directors. We have retained D.F. King & Co., Inc. as our proxy solicitor. They expect that a number of their employees will be actively calling stockholders in support of our solicitation.

We have also prepared a proxy statement which we intend to file with the Securities and Exchange Commission. The proxy statement sets forth in detail why we believe it is in the best interests of the stockholders of the Funds that they vote to remove you as directors. The proxy statement is ready to be filed now. Once it is filed, it will be available to the public, including the national financial press. We've delayed filing the proxy statement to create an opportunity for a private resolution of this matter, which we believe to be in the best interests of the Funds. A copy of a letter of resignation that you can sign and fax back to us at (312) 201-1216 is attached. If we don't receive your resignations by noon on Friday, September 18, we will file the proxy statement on Friday afternoon.

I want you to know that Yacktman Asset Management Co. has already spent a lot of money in preparing this proxy solicitation and is prepared to spend whatever it takes to make the solicitation successful. Any attempt by you to use Fund resources to perpetuate yourselves in office, whether by engaging in a counter-solicitation or taking any other action to contest our solicitation, would not only be a breach of your fiduciary duties but also a violation of Rule 17d-1 under the Investment Company Act.

We are prepared to immediately pursue all legal remedies at our disposal. You should be aware that any resulting litigation would not be covered by the Funds' D&O insurance.

Sincerely,
/s/ Donald A. Yacktman
Donald A. Yacktman
cc:         Ronald Ball

                               September 16, 1998


TO:      The Yacktman Funds, Inc.

         I hereby resign as a director of The Yacktman Funds, Inc., effective as of the close of business on September 16, 1998.



                                            ------------------------------------
                                            Stanislaw Maliszewski

The Yacktman Fund                                                    Suite 1925
                                                        303 West Madison Street
                                                             Chicago, IL  60606

September 14, 1998

VIA HAND DELIVERY
-----------------
The Yacktman Funds, Inc.
303 West Madison Street
Chicago, Illinois  60606-3308

Attention:    Ronald W. Ball, Secretary

Dear Ron:

This letter hereby serves as notice to The Yacktman Funds, Inc. (the "Funds") that, in my capacity as President of the Funds and pursuant to Article I of
Section 3 of the Bylaws of the Funds, I am hereby calling a special meeting of the stockholders of the Funds to be held at the Goodman Room of the Allegro Hotel, 171 West Randolph Street, Chicago, Illinois, on Tuesday, November 24, 1998, at 10:00 a.m. local time, for the following purposes:

         1. To remove all current directors of the Funds other than Ronald Ball and Donald Yacktman;

         2. To amend the Funds' Bylaws to reduce the number of directors of the Funds from six to five;

         3.       To elect three nominees as new directors of the Funds; and

         4. To transact such other business as may properly come before the special meeting or any adjournment thereof.

In my capacity as President of the Funds, I am hereby directing the Secretary of the Funds to mail the enclosed Notice of Special Meeting of Stockholders to each stockholder of the Funds in accordance with Section 2-504 of the Maryland General Corporation Law.

In addition, in my capacity as President of the Funds, I am hereby directing Sunstone Financial Group, Inc., the administrator for the Funds, to place a copy of this letter into the corporate minute book for the Funds.

Sincerely,

/s/ Donald A. Yacktman

Donald A. Yacktman

Enclosure

cc:         Firstar Trust Company
            Sunstone Financial Group, Inc.

            Shareholders Services Center, 615 East Michigan Street,
                     P.O. Box 701, Milwaukee, WI 53201-0701
                Fund Information: For 24-hour fund information,
                      prices and literature 1-800-525-8258
                Shareholder Services: For information about your
                      Yacktman Fund account 1-800-457-6033

                            THE YACKTMAN FUNDS, INC.
                             303 West Madison Street
                             Chicago, Illinois 60606

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         To be held on November 24, 1998


To the Stockholders of THE YACKTMAN FUNDS, INC.:

            A Special Meeting of the Stockholders of The Yacktman Funds, Inc. (the "Funds") will be held at the Goodman Room of the Allegro Hotel, 171 West Randolph Street, Chicago, Illinois, on Tuesday, November 24, 1998, at 10:00 a.m. local time, for the following purposes:

         1. To remove all of the current directors of your Funds other than Ronald Ball and Donald Yacktman;

         2. To amend your Funds' bylaws to reduce the number of directors of your Funds from six to five;

         3.       To elect three nominees as new directors of your Funds; and

         4. To transact such other business as may properly come before the special meeting or any adjournment thereof.

            Only stockholders of record who owned outstanding shares of the Funds at the close of business on October 25, 1998, the record date, are entitled to receive notice of, and to vote at, the special meeting.

                                            By Order of the President,


                                            Ronald W. Ball
                                            Secretary

Chicago, Illinois
September 14, 1998